SUPPLEMENT DATED OCTOBER 15, 2018
To the following variable annuity prospectuses and SAIs dated May 1, 2018:
Allianz Alterity®
Allianz Rewards®
Allianz High Five®
Allianz VisionSM, as supplemented
Allianz VisionSM New York, as supplemented
Allianz ConnectionsSM, as supplemented
Issued by
Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, "Allianz Life")
This supplement updates certain information contained in the prospectus and the Statement of Additional Information (SAI) and should be attached to the prospectus and SAI, and retained for future reference.
The Investment Options referenced below may not be offered in certain annuity Contracts listed above.
See your product prospectus for Investment Option availability and see your Investment Option prospectus for any further information regarding the following updates.

IMPORTANT NOTICE REGARDING INVESTMENT OPTION NAME CHANGES

1)	PIMCO VIT Unconstrained Bond Portfolio
Effective October 15, 2018, all references to the Portfolio's name in the Prospectus and the SAI are deleted and replaced with the following:
New Name: PIMCO VIT Dynamic Bond Portfolio

2)	PIMCO VIT Global Bond Portfolio (Unhedged)
Effective October 15, 2018, all references to the Portfolio's name in the Prospectus and the SAI are deleted and replaced with the following:
New Name: PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)

PRO-005-0518